Exhibit 10.2

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of November 4, 2022, by and among OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 115 South Union Street, Suite 300, Alexandria, VA 22314 (“Oxford”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders party hereto including Oxford in its capacity as a Lender, OXFORD FINANCE CREDIT FUND II LP, by its manager Oxford Finance Advisors, LLC, with an office located at 115 South Union Street, Suite 300, Alexandria, VA 22314 (“OFCF “II”) and OXFORD FINANCE CREDIT FUND III LP, by its manager Oxford Finance Advisors, LLC, with an office located at 115 South Union Street, Suite 300, Alexandria, VA 22314 (“OFCF “III”) (each a “Lender” and collectively, the “Lenders”), and VERA THERAPEUTICS, INC., a Delaware corporation with offices located at 8000 Marina Blvd., Suite 120, Brisbane, CA 94005 (“Borrower”).

RECITALS

WHEREAS, Collateral Agent, Borrower and Lenders have entered into that certain Loan and Security Agreement, dated as of December 17, 2021 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Lenders have provided to Borrower certain loans in accordance with the terms and conditions thereof; and

WHEREAS, Borrower, Lenders and Collateral Agent desire to amend certain provisions of the Loan Agreement as provided herein and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Lenders and Collateral Agent hereby agree as follows:

1.
Capitalized terms used herein but not otherwise defined shall have the respective meanings given to them in the Loan Agreement.
2.
Section 2.2(a) of Loan Agreement is hereby amended and restated as follows:

“(a) Availability. (i) Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, to make term loans to Borrower on the Effective Date in an aggregate amount of up to Thirty Million Dollars ($30,000,000.00) according to each Lender’s Term A Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term A Loan”, and collectively as the “Term A Loans”). Lenders made a Term A Loan on the Effective Date (the “Effective Date Loan”) in the amount of Five Million Dollars ($5,000,000.00) and Lenders will make a Term A Loan on the First Amendment Effective Date in an amount of Twenty Million Dollars ($20,000,000.00). Each Term A Loan made after the Effective Date shall be (I) in minimum increments of Five Million Dollars ($5,000,000.00) or such lesser amount as shall remain available and (II) made during the period from January 3, 2022 through December 29, 2023. After repayment, no Term A Loan may be re‑borrowed.”

3.
Section 2.3(e) of Loan Agreement is hereby amended and restated as follows:

“(e) Payments. Except as otherwise expressly provided herein, all payments by Borrower under the Loan Documents shall be made to Collateral Agent (and Collateral Agent shall then make payments to the respective Lender to which such payments are owed), at Collateral Agent’s office in immediately available funds on the date specified herein. Unless otherwise provided, interest is payable monthly on the Payment Date of each month. Payments of principal and/or interest received after 2:00 PM Eastern time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest, as applicable, shall continue to accrue until paid. All payments to be made by Borrower hereunder or under any other Loan Document, including payments of principal and interest, and all fees, expenses, indemnities and reimbursements, shall be made without set‑off, recoupment or counterclaim, in lawful money of the United States and in immediately available funds.”

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4.
The following defined terms in Section 13.1 of the Agreement hereby are added, amended or restated as follows:

“1-Month CME Term SOFR” is the 1-month CME Term SOFR reference rate as published by the CME Term SOFR Administrator on the CME Term SOFR Administrator’s Website.

“Basic Rate” is with respect to each Term Loan, the floating per annum rate of interest (based on a year of three hundred sixty (360) days) equal to the greater of (i) eight and one-quarter of one percent (8.25%) and (ii) the sum of (a) 1-Month CME Term SOFR on the last Business Day of the month that immediately precedes the month in which the interest will accrue and (b) eight and one-quarter of one percent (8.25%). Notwithstanding the foregoing, (i) in no event shall the Basic Rate for any Term Loan be less than eight and one-quarter of one percent (8.25%), and (ii) upon the occurrence of a Benchmark Transition Event, Collateral Agent may, in good faith and with reference to the margin above such interest rate in this definition, amend this Agreement to replace the Benchmark with a replacement interest rate and replacement margin above such interest rate that results in a substantially similar interest rate floor and total rate in effect immediately prior to the effectiveness of such replacement interest rate and replacement margin, and any such amendment shall become effective at 5:00 p.m. Eastern time on the third Business Day after Collateral Agent has notified Borrower of such amendment. Any determination, decision or election that may be made by Collateral Agent pursuant hereto will be conclusive and binding absent manifest error and may be made in Collateral Agent’s sole discretion and without consent from any other party.

“Benchmark” is, initially, the 1-Month CME Term SOFR; provided, that if a Benchmark Transition Event has occurred with respect to the 1-Month CME Term SOFR or the then-current Benchmark, then “Benchmark” means the applicable replacement rate that has replaced the immediately preceding benchmark rate pursuant to the defined term “Basic Rate”.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a) a public statement or publication of information by or on behalf of the administrator for such Benchmark announcing that such Person has ceased or will cease to provide such Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark;

(b) a public statement or publication of information by the regulatory supervisor for the administrator for such Benchmark, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, which states that the administrator for such Benchmark has ceased or will cease to provide such Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark; or

(c) a public statement or publication of information by the regulatory supervisor for the administrator for such Benchmark announcing that such Benchmark is no longer representative or in compliance with the International Organization of Securities Commissions Principles for Financial Benchmarks.

“CME Term SOFR Administrator” is CME Group Benchmark Administration Limited, as administrator of the forward-looking term SOFR, or any successor administrator.

“CME Term SOFR Administrator’s Website” is the website of the CME Group Benchmark Administrator at http://www.cmegroup.com, or any successor source.

“First Amendment Effective Date” means November 4, 2022.

“Second Draw Period” is the period commencing on January 3, 2022 and ending on the earlier of (i) December 29, 2023 and (ii) the occurrence of an Event of Default (which has not been waived by Collateral Agent and the Lenders in their sole discretion or otherwise cured by Borrower

ADVANCE \y 700

as expressly permitted in accordance with this Agreement); provided, however, that the Second Draw Period shall not commence if an Event of Default has occurred and is continuing.

5.
The defined terms “LIBOR Replacement Rate”, “LIBOR Replacement Spread”, “LIBOR Transition Event”, “Relevant Governmental Body”, and “SOFR” in Section 13.1 of the Loan Agreement hereby are deleted.
6.
The notice addresses for Collateral Agent and Lenders, in Section 10 of the Agreement, hereby are amended and restated in their entireties to read as follows:

If to Collateral Agent:	OXFORD FINANCE LLC 115 South Union Street, Suite 300 Alexandria, VA 22314 Attention: [***] Fax: [***] Email: [***]

with a copy to: with a copy to:

OXFORD FINANCE CREDIT FUND II LP

c/o Oxford Finance Advisors, LLC, its manager

115 South Union Street, Suite 300

Alexandria, VA 22314

Attention: [***]

Fax: [***]

Email: [***]

OXFORD FINANCE CREDIT FUND III LP

c/o Oxford Finance Advisors, LLC, its manager

115 South Union Street, Suite 300

Alexandria, VA 22314

Attention: [***]

Fax: [***]

Email: [***]

7.
Schedule 1.1 of the Loan Agreement hereby is replaced in its entirety with Schedule 1.1 attached hereto.
8.
Limitation of Amendment.
(a)
The amendments set forth above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right, remedy or obligation which Lenders or Borrower may now have or may have in the future under or in connection with any Loan Document, as amended hereby.
(b)
This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect.
9.
To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:
(a)
Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

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(b)
Borrower has the power and due authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
(c)
The organizational documents of Borrower delivered to Collateral Agent on the Effective Date, and updated pursuant to subsequent deliveries by or on behalf of the Borrower to the Collateral Agent, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

(d)
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not contravene (i) any material law or regulation binding on or affecting Borrower, (ii) any material contractual restriction with a Person binding on Borrower, (iii) any material order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (iv) the organizational documents of Borrower;
(e)
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and
(f)
This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

10.
Except as expressly set forth herein, the Loan Agreement shall continue in full force and effect without alteration or amendment.
11.
The Borrower hereby remises, releases, acquits, satisfies and forever discharges the Lenders and Collateral Agent, their agents, employees, officers, directors, predecessors, attorneys and all others acting or purporting to act on behalf of or at the direction of the Lenders and Collateral Agent (“Releasees”), of and from any and all manner of actions, causes of action, suit, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims and demands whatsoever, in law or in equity, which any of such parties ever had, now has or, to the extent arising from or in connection with any act, omission or state of facts taken or existing on or prior to the date hereof, may have after the date hereof against the Releasees, for, upon or by reason of any matter, cause or thing whatsoever relating to or arising out of the Loan Agreement or the other Loan Documents on or prior to the date hereof and through the date hereof. Without limiting the generality of the foregoing, the Borrower waives and affirmatively agrees not to allege or otherwise pursue any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights they do, shall or may have as of the date hereof, including the rights to contest: (a) the right of Collateral Agent and each Lender to exercise its rights and remedies described in the Loan Documents; (b) any provision of this Amendment or the Loan Documents; or (c) any conduct of the Lenders or other Releasees relating to or arising out of the Loan Agreement or the other Loan Documents on or prior to the date hereof.
12.
As a condition to the effectiveness of this Amendment, Collateral Agent shall have received, in form and substance satisfactory to Collateral Agent, the following:
(a)
this Amendment, duly executed by Borrower;
(b)
a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

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(c)
duly executed original Secured Promissory Notes in favor of each Lender according to its Term A Loan Commitment Percentage; and
(d)
all reasonable and invoiced Lender Expenses incurred through the date of this Amendment, which may be debited (or ACH’d) from the Designated Deposit Account in accordance with the Loan Agreement.
13.
This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument.
14.
Section 11 of the Loan Agreement (Choice of Law, Venue and Jury Trial Waiver, and Judicial Reference) is incorporated herein by this reference as though set forth in full.

[Balance of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the Loan Agreement to be executed as of the date first set forth above.

BORROWER:

VERA THERAPEUTICS, INC.

By /s/ Marshall Fordyce
Name: Marshall Fordyce
Title: Chief Executive Officer

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By /s/ Colette H. Featherly
Name: Colette H. Featherly
Title: Senior Vice President

LENDERS:

OXFORD FINANCE CREDIT FUND II LP

By: Oxford Finance Advisors, LLC, its manager

By /s/ Colette H. Featherly
Name: Colette H. Featherly
Title: Senior Vice President

OXFORD FINANCE CREDIT FUND III LP

By: Oxford Finance Advisors, LLC, its manager

By /s/ Colette H. Featherly
Name: Colette H. Featherly
Title: Senior Vice President

[Signature Page to First Amendment to Loan and Security Agreement]

SCHEDULE 1.1

Lenders and Commitments

	Term A Loans - Funded
Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$20,500,000.00	68.00%
OXFORD FINANCE CREDIT FUND II	$1,500,000.00	5.00%
OXFORD FINANCE CREDIT FUND III	$3,000,000.00	10.00%
TOTAL	$30,000,000.00	83.00%

	Term A Loans - Unfunded
Lender	Term Loan Commitment	Remaining Commitment Percentage
OXFORD FINANCE LLC	$5,000,000.00	17.00%
TOTAL	$5,000,000.00	17.00%
	Term B Loans
Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$20,000,000.00	100.00%
TOTAL	$20,000,000.00	100.00%

	Aggregate (all Term Loans)
Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$50,000,000.00	100.00%
TOTAL	$50,000,000.00	100.00%

ADVANCE \y 700